UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7149

Smith Barney Oregon Municipals Fund
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Smith Barney Fund Management LLC
300 First Stamford Place
Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end:     April 30
Date of reporting period:  April 30, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

        The Annual Report to Stockholders is filed herewith.

SMITH BARNEY
OREGON MUNICIPALS FUND

CLASSIC SERIES | ANNUAL REPORT | APRIL 30, 2005

Smith Barney Mutual Funds

Your Serious Money. Professionally Managed.®

Your Serious Money. Professionally Managed.® is a registered service mark of Citigroup Global Markets Inc.

NOT FDIC INSURED • NOT BANK GUARANTEED • MAY LOSE VALUE

WHAT’S INSIDE

LETTER FROM THE CHAIRMAN

Dear Shareholder,

Despite rising interest rates, climbing oil prices, geopolitical concerns and uncertainties surrounding the U.S. Presidential election, the U.S. economy continued to expand during the period. Following a 3.3% gain in the second quarter of 2004, gross domestic product (“GDP”)[i] growth was a robust 4.0% in the third quarter and 3.8% in the fourth quarter. After the end of the Fund’s reporting period, the advance first quarter 2005 GDP figure was revised up to 3.5% from 3.1%.

Given the overall strength of the economy, the Federal Reserve Board (“Fed”)ii moved to raise interest rates in an attempt to ward off inflation. As expected, the Fed increased its target for the federal funds rateiii by 0.25% to 1.25% on June 30, 2004—the first rate hike in four years. The Fed again raised rates in 0.25% increments during its next six meetings. The Fed again raised rates in early May, after the reporting period concluded, bringing the target for the federal funds rate to 3.00%.

R. JAY GERKEN, CFA
Chairman, President and Chief Executive Officer

For much of the reporting period, the fixed income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, remained fairly steady. However, this began to change in late February, as strong economic data and inflationary concerns caused longer-term rates to rise as well. This continued through March, before longer-term rates again declined on the back of mixed economic data. Looking at the one-year period as a whole, the overall municipal bond market outperformed the taxable bond market, as the Lehman Brothers Municipal Bond Indexiv and Lehman Brothers Aggregate Bond Index[v] returned 6.81% and 5.26%, respectively.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

1 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer May 24, 2005

2 Smith Barney Oregon Municipals Fund | 2005 Annual Report

MANAGER OVERVIEW

Market Overview

Although labor market growthvi languished throughout 2003 into the first quarter of 2004, it rose significantly and remained strong in the early spring, and inflation picked up as well.vii

After an extended period of monetary easing, the Federal Reserve’s monetary policymaking committee raised its federal funds rate target from a four-decade low of 1% to 1.25% at the end of June — the Fed’ s first hike in four years. The increase marked a significant reversal from the Fed’s monetary policy position from June 2003, when it last slashed its rate target following a long series of accommodative rate cuts. The rate hike was widely anticipated due to comments from the Fed regarding the momentum behind the economy and signals that it was prepared to push rates higher from their near-historic lows. As a result, bond prices declined and yields rose sharply in April 2004 before prices stabilized somewhat in the early summer.

PETER M. COFFEY
Vice President and Investment Officer

The Fed again raised its fed funds target by 0.25% in August and to 1.75% in September. Given that bond prices had already factored in rate hikes to a significant extent, and coupling this with a lack of inflationary pressures, bond prices held up and actually rose over the third quarter. In September and October, the bond market benefited from falling stock and rising oil prices, which encouraged investors to reallocate capital into fixed-income securities.

Yields on bonds rose as their prices dropped in reaction to an employment report issued in November that yielded surprisingly robust labor market results.vi The Fed subsequently raised its fed funds target rate by 25 basis pointsviii at its meetings in November, December, February and March 2005, bringing the rate target to 2.75% at the end of the reporting period. On May 3, 2005, after the Fund’s reporting period had ended, the Fed raised its rate target by an additional 25 basis points, bringing it to 3.00%.

Regardless of the economic expansion and higher interest rates, the overall municipal bond market posted solid returns during the period. Municipal bond credit quality continued to improve, as municipalities benefited from higher tax revenues, driven by improving economic growth and fiscal discipline. This caused municipal credit quality spreads to tighten.

3 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Over the 12-month period, municipal bonds outperformed maturity equivalent U.S. Treasuries. Compelling taxable equivalent yieldsix for investors in middle- and higher-federal income tax brackets and low default rates continued to attract investors to municipal bond funds.

Over the period, the Lehman Brothers Oregon Municipal Bond Index returned 5.93%, below that of the broader-based Lehman Brothers Municipal Bond Index’s return of 6.81% for the period.

PERFORMANCE SNAPSHOT
AS OF APRIL 30, 2005
(excluding sales charges)
(unaudited)

	6 Months	12 Months
Smith Barney Oregon Municipals Fund — Class A Shares	2.09%	4.31%
Lehman Brothers Municipal Bond Index	1.93%	6.81%
Lipper Oregon Municipal Debt Funds Category Average	1.78%	5.30%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

The 30-Day SEC Yield for Class A, Class B and Class C were 4.15%, 4.17% and 3.78%, respectively. Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers the 30-Day SEC Yield for Class A, Class B and Class C would have been 4.00%, 4.02% and 3.63%, respectively.

The “SEC Yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the Fund’s filings with the SEC. The yield figure reflects the interest earned during this period after deduction of the Fund’s expenses for the period. These yields are as of April 30, 2005 and are subject to change.

Class A share returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Fund returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Excluding sales charges, Class B shares returned 1.91% and Class C shares returned 1.82% over the six months ended April 30, 2005. Excluding sales charges, Class B shares returned 3.75% and Class C shares returned 3.73% over the 12 months ended April 30, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended April 30, 2005 including the reinvestment of dividends and capital gains distributions, if any, calculated among the 18 funds for the six-month period and among the 18 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

4 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Performance Review

For the 12 months ended April 30, 2005, Class A shares of the Smith Barney Oregon Municipals Fund, excluding sales charges, returned 4.31%. These shares underperformed the Lipper Oregon Municipal Debt Funds Category Average,[1] which was 5.30%, and the unmanaged, broad-based Lehman Brothers Municipal Bond Index, returned 6.81% for the same period.

Certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Factors that Influenced Fund Performance

The Fund’s primary contributors to performance were the many holdings that were advance refunded during the year. In addition, the Fund benefited from an inverse floater position as well as some of our non-rated positions, as rates declined and quality spreads narrowed.

Conversely, our positioning strategy in long-term Treasury futures detracted from performance. While this strategy reduced the portfolio’s overall volatility and helped to offset price declines when yields rose sharply from early February through late March 2005, overall it was a drag on performance during the reporting period. In addition, some of our older, pre-refunded and short-call issues experienced declines and detracted from performance.

During the period, we maintained a defensive posture in terms of overall duration, or price sensitivity to interest rate movements. This low-duration approach to managing interest rate risk limited the Fund’s ability to completely participate in upside market movements during intervals when bond prices rose, such as last summer. However, the Fund benefited from this approach in absolute terms when bond prices dropped, particularly in the spring and fall. Given the current market environment, we believe this defensive approach to reducing potential volatility is more prudent than a longer-duration strategy.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended April 30, 2005 including the reinvestment of dividends and capital gains distributions, if any, calculated among the 18 funds for the six-month period and among the 18 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

5 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Thank you for your investment in the Smith Barney Oregon Municipals Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter M. Coffey Vice President and Investment Officer May 24, 2005

6 Smith Barney Oregon Municipals Fund | 2005 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2005 were: General Obligation (18.1%), Pre-Refunded (15.1%), Hospitals (14.6%), Education (13.0%) and Housing: Multi-family (6.9%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, the Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Lower-rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
[v]	The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.
vi	Source: Bureau of Labor Statistics based upon the growth of non-farm payroll jobs.
vii	Sources: Lehman Brothers. Inflation data based upon Consumer Price Index/deflation data.
viii	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
ix	Taxable Equivalent Yield: The yield needed on a taxable investment in order to match the tax-free return offered on a municipal bond; calculated by dividing the tax-exempt yield by (1 minus the investor’s marginal tax rate).

7 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

8 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2004 and held for the six months ended April 30, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)

Class A	2.09%	$ 1,000.00	$ 1,020.90	0.75%	$ 3.76

Class B	1.91	1,000.00	1,019.10	1.27	6.36

Class C	1.82	1,000.00	1,018.20	1.29	6.46

(1)	For the six months ended April 30, 2005.
(2)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)
Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year then divided by 365.

9 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)

Class A	5.00%	$ 1,000.00	$ 1,021.08	0.75%	$ 3.76

Class B	5.00	1,000.00	1,018.50	1.27	6.36

Class C	5.00	1,000.00	1,018.40	1.29	6.46

(1)	For the six months ended April 30, 2005.
(2)
Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)

	Class A	Class B	Class C(3)

Twelve Months Ended 4/30/05	4.31%	3.75%	3.73%

Five Years Ended 4/30/05	6.31	5.75	5.71

Ten Years Ended 4/30/05	5.93	5.37	—

Inception* through 4/30/05†	6.42	5.87	5.14

	With Sales Charges(4)

	Class A	Class B	Class C(3)

Twelve Months Ended 4/30/05	0.10%	(0.73)%	2.74%

Five Years Ended 4/30/05	5.44	5.59	5.71

Ten Years Ended 4/30/05	5.50	5.37	—

Inception* through 4/30/05†	6.03	5.87	5.14

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)

Class A (4/30/95 through 4/30/05)†	77.88%

Class B (4/30/95 through 4/30/05)†	68.67

Class C (Inception* through 4/30/05)(3)	64.78

(1)
All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.

(3)	On April 29, 2004, Class L shares were renamed as Class C shares.
(4)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.00%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

*	Inception dates for Class A, B and C shares are May 23, 1994, May 23, 1994 and May 16, 1995, respectively.
†
Total return includes the effect of the cash contribution to capital from the investment adviser which was made on October 24, 1994. Without this cash contribution the total returns would have been as follows:

	Class A	Class B

4/30/95 through 4/30/05 Average Annual Total Returns Without Sales Charges	5.77%	5.64%

Average Annual Total Returns With Sales Charges	6.20	5.64

Cumulative Total Returns (4/30/95 through 4/30/05)	82.47%	73.03%

11 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A and B Shares of Smith Barney Oregon Municipals Fund vs. Lehman Brothers Municipal Bond Index and the Lipper Oregon Municipal Debt Funds Average†

April 1995 — April 2005

†
Hypothetical illustration of $10,000 invested in Class A and B shares on April 30, 1995, assuming deduction of the maximum 4.00% sales charge at the time of investment for Class A shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through April 30, 2005. The Lehman Brothers Municipal Bond Index is a broad based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million issued since January 1991. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The Lipper Oregon Municipal Debt Funds Average is composed of an average of the Fund’s peer group of 18 mutual funds investing in Oregon municipal securities as of April 30, 2005. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class of shares may be greater or less than Class A and B shares’ performance indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

12 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Schedule of Investments	April 30, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

LONG-TERM INVESTMENTS — 99.0%
Cogeneration Facilities — 0.2%
$100,000	NR	Western Generation Agency, Cogeneration Project Revenue,
		(Wauna Cogeneration Project), Series B, 7.250% due 1/1/09 (b)	$102,068

Education — 13.0%
850,000	AA	Forest Grove, Campus Improvement & Refunding Revenue,
		Pacific University, Radian-Insured, 6.300% due 5/1/25	961,877
600,000	BBB+	Multnomah County, Educational Facilities Revenue, (University of
		Portland Project), 6.000% due 4/1/25	648,258
		Oregon State Facility Authority Revenue, Series A:
500,000	Baa1*	Linfield College Project, 5.000% due 10/1/25†	511,385
1,210,000	AAA	Senior College in Student Housing Project, XLCA-Insured,
		5.250% due 7/1/25 (c)	1,309,946
1,240,000	AAA	Willamette University Project, FGIC-Insured,
		5.000%, 10/1/34 (c)	1,303,600
		Oregon State Health, Housing, Educational & Cultural Facilities
		Authority, Series A:
1,000,000	Baa1*	Linfield College Project, 6.625% due 10/1/20 (c)	1,109,830
		Western States Chiropractic, ACA-Insured:
785,000	A	6.350% due 12/1/20	854,151
545,000	A	6.350% due 12/1/25	589,249
500,000	A	University of the Virgin Islands, Refunding & Improvement Bonds,
		Series A, ACA-Insured, 6.250% due 12/1/29	557,160

			7,845,456

Escrowed to Maturity (d) — 1.7%
150,000	AAA	Puerto Rico Commonwealth, Aqueduct & Sewer Authority
		Revenue, 10.250% due 7/1/09	175,423
		Umatilla County Hospital Facility Authority Revenue, Catholic
		Health Initiatives, Series A:
465,000	AA	5.750% due 12/1/20	524,083
285,000	AA	5.500% due 3/1/22	322,914

			1,022,420

Finance — 2.8%
1,000,000	BBB	Virgin Islands, Public Finance Authority Revenue, Series A:
		Gross Receipts Taxes Loan Notes, 6.500% due 10/1/24 (c)	1,143,740
500,000	A	Sr. Lien, ACA/CBI-Insured, 5.500% due 10/1/18	527,535

			1,671,275

General Obligation — 16.6%
500,000	Aaa*	Clackamas County GO, Lake Oswego School District No. 7J,
		MBIA-Insured, 5.000% due 6/1/26	523,145
500,000	AAA	Jefferson County GO, School District No. 509J, FGIC-School Board
		Guaranty, 5.250% due 6/15/16	552,675
2,000,000	Aaa*	Lane County GO, Eugene School District No. 4J, FSA-Insured,
		5.000% due 7/1/17 (c)	2,143,900

See Notes to Financial Statements.

13 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Schedule of Investments (continued)	April 30, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

General Obligation — 16.6% (continued)
$500,000	NR	Northern Mariana Islands Commonwealth GO, Series A,
		7.375% due 6/1/30	$547,935
255,000	AA	Oregon State GO, Veterans Welfare, Series 80A,
		5.700% due 10/1/32	262,892
		Puerto Rico Commonwealth GO:
1,000,000	AAA	Public Improvement, Series A, XLCA-Insured,
		5.500%, 7/1/17 (c)	1,165,300
1,500,000	AAA	RITES-PA 931, XLCA-Insured, 7.582% due 7/1/17 (c)(e)	1,995,900
1,000,000	Aaa*	Rogue Community College District Oregon, Refunding,
		MBIA-Insured, 5.000% due 6/15/25	1,061,940
500,000	AAA	Tillamook County GO, School District No. 9, FSA-School Board
		Guaranty, 5.250% due 6/15/22	544,475
1,135,000	Aaa*	Washington, Multnomah & Yamhill Counties GO, School
		District No. 1J, MBIA-Insured, 5.125% due 6/1/17	1,216,504

			10,014,666

Hospitals — 14.6%
		Clackamas County Hospital Facility Authority Revenue:
500,000	AA	Gross-Williamette Falls Hospital Project, Radian-Insured,
		5.500% due 4/1/22	542,975
		Legacy Health System:
500,000	AA	5.750% due 5/1/16	552,965
1,000,000	AA	5.250% due 5/1/21	1,059,320
1,000,000	Baa3*	Williamette Falls Hospital Project, 6.000% due 4/1/19	1,050,560
1,000,000	AA	Hillsboro Hospital Facility Authority Revenue, (Tuality Healthcare
		Project), Radian-Insured, 5.375% due 10/1/31	1,063,070
1,000,000	BBB‡	Klamath Falls Oregon, Inter-Community Hospital Authority
		Revenue, Refunding, (Merle West Medical Center Project),
		6.250% due 9/1/31 (c)	1,071,960
500,000	AA	Multnomah County Hospital Facility Authority Revenue,
		Providence Health System, 5.250% due 10/1/24	536,415
1,000,000	BBB-	Puerto Rico Industrial, Tourist, Educational, Medical &
		Environmental Control Facility, (Ryder Memorial Hospital
		Project), Series A, 6.700% due 5/1/24	1,009,690
		Umatilla County Hospital Facility Authority Revenue, Catholic
		Health Initiatives, Series A:
535,000	AA	5.750% due 12/1/20	595,792
215,000	AA	5.500% due 3/1/22	238,893
1,000,000	AA	5.000% due 5/1/22	1,058,630

			8,780,270

Housing: Multi-Family — 6.9%
470,000	Aa2*	Multi-Family Housing Revenue Bond Pass-Through Certificates
		Beneficial Ownership, Pacific Tower Apartments, Series 6,
		6.050% due 11/1/34 (b)	500,813

See Notes to Financial Statements.

14 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Schedule of Investments (continued)	April 30, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Housing: Multi-Family — 6.9% (continued)
		Portland Housing Authority, Multi-Family Revenue:
$500,000	Aaa*	Cherry Blossom Apartments, Series A, GNMA-Collateralized,
		6.100% due 12/20/26 (b)	$524,480
850,000	Aa1*	Cherry Ridge Project, LOC-U.S. Bank Trust N.A.,
		6.250% due 5/1/12 (b)	852,278
		Washington County Housing Authority, Multi-Family Revenue:
1,000,000	NR	Affordable Housing Pool, Series A, 6.125% due 7/1/29	1,060,930
1,000,000	Aa3*	Bethany Meadows Project, LOC-U.S. Bank N.A.,
		6.250% due 8/1/13 (b)	1,023,620
220,000	AAA	Terrace View Project, FNMA-Collateralized,
		5.500% due 12/1/17 (b)	228,076

			4,190,197

Housing: Single-Family — 1.4%
405,000	Aa2*	Oregon State Housing & Community Services Department,
		Mortgage Revenue, Single-Family Mortgage Program, Series F,
		5.550% due 7/1/30	415,028
295,000	AAA	Puerto Rico Housing Bank & Finance Agency, Single-Family
		Mortgage Revenue, Affordable Housing Mortgage-Portfolio I,
		GNMA/FNMA/FHLMC-Collateralized, 6.250% due 4/1/29 (b)	301,962
110,000	AAA	Virgin Islands HFA, Single-Family Revenue, GNMA Mortgage-
		Backed Securities Program, Series A, GNMA-Collateralized,
		6.450% due 3/1/16 (b)	112,605

			829,595

Industrial Development — 1.7%
1,000,000	BB+	Oregon State EDR, Georgia-Pacific Corp., Series CLVII,
		6.350% due 8/1/25 (b)	1,005,990

Life Care Systems — 6.0%
		Clackamas County, Hospital Facility Authority Revenue:
2,000,000	NR	Mary’s Woods at Marylhurst Inc., Sr. Living Facility, Series A,
		6.625% due 5/15/29 (c)	2,112,440
500,000	NR	Robison Jewish Home Project, 6.250% due 10/1/28	504,445
1,000,000	NR	Yamhill County Hospital Authority, Friendsview Retirement
		Community, 7.000% due 12/1/34	1,020,530

			3,637,415

Miscellaneous — 3.2%
300,000	NR	Lebanon Urban Renewal Agency, 5.500% due 6/1/14	321,300
		Oregon State Department of Administrative Services, Lottery
		Revenue, FSA-Insured: Series B:
1,000,000	AAA	5.000% due 4/1/18 (c)	1,082,080
500,000	AAA	5.000% due 4/1/19	537,145

			1,940,525

See Notes to Financial Statements.

15 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Schedule of Investments (continued)	April 30, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Pre-Refunded (f) — 15.1%
$500,000	AA-	Clackamas County GO, Canby School District No. 86, School
		Board Guaranty, (Call 6/15/10 @100), 5.250% due 6/15/20	$550,460
360,000	AA-	Clackamas County, Service District No. 1, Sewer Revenue,
		(Call 10/1/06 @100), 6.375% due 10/1/14	378,252
300,000	Aaa*	Deschutes County GO, Administrative School District No. 1,
		Series A, FSA-School Board Guaranty, Series A,
		(Call 6/15/11 @ 100), 5.500% due 6/15/18	337,851
500,000	AAA	Jackson County GO, Central Point School District No. 6,
		FGIC-School Board Guaranty, (Call 6/15/10 @ 100),
		5.250% due 6/15/20	550,460
1,000,000	AAA	Klamath Falls Wastewater Revenue, AMBAC-Insured,
		(Call 6/1/10 @ 100), 5.500% due 6/1/25 (c)	1,113,370
		Lane County GO:
500,000	AAA	Bethel School District No. 52, FGIC-Insured,
		(Call 12/1/06 @ 100), 6.400% due 12/1/09	528,165
500,000	Aaa*	Multnomah-Clackamas Counties GO, Centennial School District
		No. 28-302, FGIC-School Board Guaranty,
		(Call 6/15/11 @100), 5.000% due 6/15/21	549,310
500,000	AA-	Multnomah County GO, Reynolds School District No. 7, School
		Board Guaranty, (Call 6/15/11 @ 100), 5.125% due 6/15/20	552,755
500,000	AAA	Oregon State Department of Administrative Services, COP,
		Series A, AMBAC-Insured, (Call 5/1/10 @ 101),
		6.250% due 5/1/17 (g)	577,360
		Oregon State Department of Transportation, Highway User
		Tax Revenue:
500,000	AA+	Call 11/15/12 @ 100, 5.375% due 11/15/20	556,325
		Series A:
1,000,000	AA+	Call 11/15/12 @ 100, 5.500% due 11/15/18 (c)	1,143,470
1,000,000	AA+	Call 11/15/12 @ 100, 5.500% due 11/15/20 (c)	1,143,470
500,000	AA+	Tri-County Metropolitan Transportation District Oregon Revenue,
		Series A, (Call 8/1/10 @ 100), 5.375% due 8/1/20	554,615
500,000	Aaa*	Washington County GO, Forest Grove School District No. 15,
		FSA-School Board Guaranty, (Call 6/15/11 @100),
		5.000% due 6/15/21	549,310

			9,085,173

Public Facilities — 4.5%
500,000	AAA	Oregon State Bond Bank Revenue, Economic & Community
		Development Department, Series B, MBIA-Insured,
		5.500% due 1/1/26	537,640
		Oregon State Department of Administrative Services, FSA-Insured,
		Series A:
1,000,000	AAA	COP, 5.000% due 5/1/30	1,049,730
1,025,000	AAA	Lottery Revenue, Refunding, 5.000% due 4/1/15 (c)	1,127,756

			2,715,126

See Notes to Financial Statements. 16 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Schedule of Investments (continued)	April 30, 2005

FACE AMOUNT	RATING(a)	SECURITY	VALUE

Solid Waste — 3.6%
$1,975,000	NR	Wasco County Solid Waste Disposal Revenue, (Waste
		Connections Inc. Project), 7.250% due 3/1/21 (b)	$2,141,177

Transportation — 5.8%
1,000,000	AAA	Port of Portland Airport Revenue, Portland International Airport,
		Series B, AMBAC-Insured, 5.500% due 7/1/18 (b)(c)	1,064,570
945,000	A	Puerto Rico Commonwealth Highway & Transportation Authority
		Revenue, Series H, 5.000% due 7/1/28	981,486
500,000	CCC	Puerto Rico Port Authority Revenue, Special Facilities, American
		Airlines Inc., Series A, 6.250% due 6/1/26 (b)	373,100
1,000,000	AAA	Tri-City Metropolitan Transportation District Oregon Revenue,
		Refunding, Tax Pledge, Series A, FSA-Insured,
		5.000% due 9/1/18 (c)	1,088,270

			3,507,426

Water and Sewer — 1.9%
500,000	AAA	Eugene Water Revenue, Utility System, FSA-Insured,
		5.875% due 8/1/30	562,760
580,000	Aa1*	Port of Umatilla Water Revenue, LOC-Bank of America N.A.,
		6.650% due 8/1/22 (b)	586,281

			1,149,041

		TOTAL LONG-TERM INVESTMENTS
		(Cost — $55,943,781)	59,637,820

SHORT-TERM INVESTMENT (h) — 1.5%
General Obligation — 1.5%
900,000	A-1+	Oregon State GO, Series 73E, 2.940%, due 12/1/16
		(Cost — $900,000)	900,000

		TOTAL INVESTMENTS — 100.5% (Cost — $56,843,781**)	60,537,820
		Liabilities in Excess of Other Assets — (0.5)%	(269,832)

		TOTAL NET ASSETS — 100.0%	$60,267,988

(a)
All ratings are by Standard & Poor’s Ratings Service, except for those which are identified by an asterisk (*) are rated by Moody’s Investors Service, Inc. and those identified by a double dagger (‡), are rated by Fitch Ratings.

(b)	Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c)	All or portion of this security is segregated for extended settlement, open futures contracts and securities traded on a when-issued basis.
(d)
Bonds are escrowed to maturity with U.S. government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.

(e)	Inverse floating rate security-coupon varies inversely with level of short term tax exempt interest rates.
(f)
Pre-Refunded bonds are escrowed with U.S. government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if the issuer has not applied for new ratings.

(g)	All or portion of this security is held as collateral for open futures contracts.
(h)	Variable rate obligation payable at par on demand at any time on no more than seven days notice.
†	Security is issued on a when-issued basis.
**	Aggregate cost for federal income tax purposes is $56,830,411.

See pages 18 to 20 for definitions of ratings and certain abbreviations.

See Notes to Financial Statements. 17 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A	—
Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—
Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC and C	—
Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—
Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—
Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—
Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—
Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B	—
Bonds that are rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These issues may be in default, or present elements of danger may exist with respect to principal or interest.

18 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Bond Ratings (unaudited) (continued)

Fitch Ratings (“Fitch”) — Ratings from “BBB” to “BB” may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

AAA	—
Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.

BBB	—
Bonds rated BBB by Fitch currently have lower expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

BB	—
Bonds rated BB by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.

NR	—	Indicates that the Bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-Term Security Ratings (unaudited)

SP-1	—
Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—
Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

19 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Abbreviations* (unaudited)

ABAG	—	Association of Bay Area	HDC	—	Housing Development
		Governments			Corporation
ACA	—	American Capital Assurance	HFA	—	Housing Finance Authority
AIG	—	American International Guaranty	IDA	—	Industrial Development
AMBAC	—	Ambac Assurance Corporation			Authority
BAN	—	Bond Anticipation Notes	IDB	—	Industrial Development Board
BIG	—	Bond Investors Guaranty	IDR	—	Industrial Development Revenue
CBI	—	Certificate of Bond Insurance	INFLOS	—	Inverse Floaters
CGIC	—	Capital Guaranty Insurance	ISD	—	Independent School District
		Company	LOC	—	Letter of Credit
CHFCLI	—	California Health Facility	MBIA	—	Municipal Bond Investors
		Construction Loan Insurance			Assurance Corporation
CONNIE			MFH	—	Multi-Family Housing
LEE	—	College Construction Loan	MVRICS	—	Municipal Variable Rate Inverse
		Insurance Association			Coupon Security
COP	—	Certificate of Participation	PCR	—	Pollution Control Revenue
EDA	—	Economic Development	PSF	—	Permanent School Fund
		Authority	RAN	—	Revenue Anticipation Notes
EDR	—	Economic Development	REFORP	—	Refinance Corp.
		Revenue	RIBS	—	Residual Interest Bonds
FGIC	—	Financial Guaranty Insurance	RITES	—	Residual Interest Tax-Exempt
		Company			Securities
FHA	—	Federal Housing Administration	TAN	—	Tax Anticipation Notes
FHLMC	—	Federal Home Loan Mortgage	TECP	—	Tax-Exempt Commercial Paper
		Corporation	TOB	—	Tender Option Bonds
FLAIRS	—	Floating Adjustable Interest Rate	TRAN	—	Tax and Revenue Anticipation
		Securities			Notes
FNMA	—	Federal National Mortgage	SYCC	—	Structured Yield Curve
		Association			Certificate
FRTC	—	Floating Rate Trust Certificates	VA	—	Veterans Administration
FSA	—	Financing Security Assurance	VRDD	—	Variable Rate Daily Demand
GIC	—	Guaranteed Investment Contract	VRWE	—	Variable Rate Wednesday
GNMA	—	Government National Mortgage			Demand
		Association	XLCA	—	XL Capital Assurance Inc.
GO	—	General Obligation

*	Abbreviations may or may not appear in the schedule of investments.

20 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Statement of Assets and Liabilities	April 30, 2005

ASSETS:
Investments, at value (Cost — $56,843,781)	$60,537,820
Cash	6,000
Interest receivable	952,997
Receivable for securities sold	434,300
Receivable from broker — variation margin on open futures contracts	28,125
Receivable for Fund shares sold	24,482
Prepaid expenses	1,340

Total Assets	61,985,064

LIABILITIES:
Payable for investments purchased	1,554,910
Dividends payable	91,169
Trustees’ fees payable	14,435
Investment advisory fee payable	10,311
Administration fee payable	6,873
Distribution plan fee payable	5,957
Payable for Fund shares reacquired	3,000
Transfer agency services payable	2,809
Accrued expenses	27,612

Total Liabilities	1,717,076

Total Net Assets	$60,267,988

NET ASSETS:
Par value of capital shares (Note 6)	$5,674
Capital paid in excess of par value	59,074,634
Overdistributed net investment income	(4,474)
Accumulated net realized loss from investment transactions and futures contracts	(2,049,620)
Net unrealized appreciation of investments and futures contracts	3,241,774

Total Net Assets	$60,267,988

Shares Outstanding
Class A	2,964,520

Class B	1,029,905

Class C	1,679,652

Net Asset Value
Class A (and redemption price)	$10.65

Class B*	$10.59

Class C*	$10.60

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.00%)	$11.09

* Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payments (See Note 2).

See Notes to Financial Statements.
21 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Statement of Operations	For the Year Ended April 30, 2005

INVESTMENT INCOME:
Interest	$2,965,762

EXPENSES:
Distribution plan fees (Notes 2 and 4)	227,132
Investment advisory fee (Note 2)	169,155
Administration fee (Note 2)	112,770
Audit and legal	53,655
Shareholder communications (Note 4)	36,515
Custody	22,265
Transfer agency services (Notes 2 and 4)	17,885
Trustees’ fees	13,140
Registration fees	2,555
Other	4,745

Total Expenses	659,817
Less: Investment advisory and administration fee waivers (Notes 2 and 8)	(88,817)

Net Expenses	571,000

Net Investment Income	2,394,762

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	123,275
Futures contracts	(715,796)

Net Realized Loss	(592,521)

Net Change in Unrealized Appreciation/Depreciation of Investments
and Futures Contracts	434,295

Net Loss on Investments and Futures Contracts	(158,226)

Increase in Net Assets From Operations	$2,236,536

See Notes to Financial Statements.
22 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Statements of Changes in Net Assets	For the Year Ended April 30,

	2005	2004

OPERATIONS:
Net investment income	$2,394,762	$2,445,115
Net realized loss	(592,521)	(138,114)
Net change in unrealized appreciation/depreciation	434,295	50,659

Increase in Net Assets From Operations	2,236,536	2,357,660

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
Net investment income	(2,451,560)	(2,389,110)

Decrease in Net Assets From Distributions to Shareholders	(2,451,560)	(2,389,110)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	13,418,545	7,097,910
Net asset value of shares issued for reinvestment of distributions	1,412,051	1,426,138
Cost of shares reacquired	(7,114,839)	(9,832,724)

Increase (Decrease) in Net Assets From Fund Share Transactions	7,715,757	(1,308,676)

Increase (Decrease) in Net Assets	7,500,733	(1,340,126)
NET ASSETS:
Beginning of year	52,767,255	54,107,381

End of year*	$60,267,988	$52,767,255

* Includes undistributed (overdistributed) net investment income of:	$(4,474)	$65,905

See Notes to Financial Statements.
23 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Financial Highlights

For a share of beneficial interest outstanding throughout each year ended April 30:

Class A Shares(1)	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$10.69	$10.70	$10.57	$10.33	$10.02

Income (Loss) From Operations:
Net investment income	0.48	0.52	0.52	0.53 (2)	0.54
Net realized and unrealized gain (loss)	(0.03)	(0.02)	0.13	0.25 (2)	0.31

Total Income From Operations	0.45	0.50	0.65	0.78	0.85

Less Distributions From:
Net investment income	(0.49)	(0.51)	(0.51)	(0.54)	(0.54)
In excess of net investment income	—	—	(0.01)	—	—

Total Distributions	(0.49)	(0.51)	(0.52)	(0.54)	(0.54)

Net Asset Value, End of Year	$10.65	$10.69	$10.70	$10.57	$10.33

Total Return(3)	4.31%	4.74%	6.29%	7.67%	8.62%

Net Assets, End of Year (000s)	$31,560	$28,041	$27,820	$24,163	$16,657

Ratios to Average Net Assets:
Expenses(4)	0.75%	0.74%	0.81%	0.77%	0.82%
Net investment income	4.51	4.82	4.85	4.98 (2)	5.23

Portfolio Turnover Rate	11%	14%	19%	20%	35%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)
Effective May 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended April 30, 2002, the ratio of net investment income to average net assets would have been 4.99%. Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain was less than $0.01.

(3)
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)
The investment adviser and administrator voluntarily waived all or portion of their fees for the years ended April 30, 2005, 2004, 2003, 2002 and 2001. If such fees were not voluntarily waived, the expense ratio for Class A would have been 0.91%, 0.89%, 0.96%, 0.92% and 0.97%, respectively.

See Notes to Financial Statements.
24 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Financial Highlights (continued)

For a share of beneficial interest outstanding throughout each year ended April 30:

Class B Shares(1)	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$10.63	$10.63	$10.52	$10.29	$10.00

Income (Loss) From Operations:
Net investment income	0.42	0.46	0.45	0.47 (2)	0.48
Net realized and unrealized gain (loss)	(0.03)	(0.01)	0.12	0.26 (2)	0.31

Total Income From Operations	0.39	0.45	0.57	0.73	0.79

Less Distributions From:
Net investment income	(0.43)	(0.45)	(0.45)	(0.50)	(0.50)
In excess of net investment income	—	—	(0.01)	—	—

Total Distributions	(0.43)	(0.45)	(0.46)	(0.50)	(0.50)

Net Asset Value, End of Year	$10.59	$10.63	$10.63	$10.52	$10.29

Total Return(3)	3.75%	4.25%	5.53%	7.21%	8.06%

Net Assets, End of Year (000s)	$10,903	$13,057	$15,718	$17,014	$16,572

Ratios to Average Net Assets:
Expenses(4)	1.30%	1.27%	1.39%	1.29%	1.35%
Net investment income	3.96	4.29	4.26	4.46 (2)	4.72

Portfolio Turnover Rate	11%	14%	19%	20%	35%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)
Effective May 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended April 30, 2002, the ratio of net investment income to average net assets would have been 4.47%. Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized gain was less than $0.01.

(3)
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)
The investment adviser and administrator voluntarily waived all or portion of their fees for the years ended April 30, 2005, 2004, 2003, 2002 and 2001. If such fees were not voluntarily waived, the expense ratio for Class B would have been 1.46%, 1.42%, 1.54%, 1.44% and 1.49%, respectively.

See Notes to Financial Statements.
25 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Financial Highlights (continued)

For a share of beneficial interest outstanding throughout each year ended April 30:

Class B Shares(1)(2)	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$10.64	$10.65	$10.53	$10.31	$10.01

Income (Loss) From Operations:
Net investment income	0.42	0.45	0.46	0.46 (3)	0.48
Net realized and unrealized gain (loss)	(0.03)	(0.01)	0.12	0.26 (3)	0.32

Total Income From Operations	0.39	0.44	0.58	0.72	0.80

Less Distributions From:
Net investment income	(0.43)	(0.45)	(0.45)	(0.50)	(0.50)
In excess of net investment income	—	—	(0.01)	—	—

Total Distributions	(0.43)	(0.45)	(0.46)	(0.50)	(0.50)

Net Asset Value, End of Year	$10.60	$10.64	$10.65	$10.53	$10.31

Total Return(4)	3.73%	4.15%	5.57%	7.05%	8.10%

Net Assets, End of Year (000s)	$17,805	$11,669	$10,569	$6,001	$3,724

Ratios to Average Net Assets:
Expenses(5)	1.30%	1.33%	1.39%	1.35%	1.39%
Net investment income	3.96	4.23	4.28	4.39 (3)	4.67

Portfolio Turnover Rate	11%	14%	19%	20%	35%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)
Effective May 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended April 30, 2002, net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.47, $0.25 and 4.40%, respectively. Per share, ratios and supplemental data for the periods prior to May 1, 2001 have not been restated to reflect this change in presentation.

(4)
Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(5)
The investment adviser and administrator voluntarily waived all or portion of their fees for the years ended April 30, 2005, 2004, 2003, 2002 and 2001. If such fees were not voluntarily waived, the expense ratio for Class C would have been 1.45%, 1.48%, 1.54%, 1.50% and 1.54%, respectively.

See Notes to Financial Statements.
26 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Smith Barney Oregon Municipals Fund (“Fund”), a Massachussets business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

27 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Notes to Financial Statements (continued)

Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Securities Traded on a When-Issued Basis. The Fund may trade securities on a when-issued basis. In a when-issued transaction, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Purchasing such securities involves the risk of loss if the value of the securities declines prior to settlement. This transaction is subject to market fluctuations and its current value is determined in the same manner as for other securities.

(d) Fund Concentration. Since the Fund invests primarily in obligations of issuers within Oregon, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Oregon.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Class Accounting. Investment income, common expenses and realized/ unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

28 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Notes to Financial Statements (continued)

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(i) Reclassifications. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital

(a)	$327	$47,889	$(48,216)
(b)	(13,908)	13,908	—

(a)	Relcassifications are primarily due to book/tax differences in the treatment of various items.
(b)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup’’), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.30% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly. SBFM waived $53,290 of its investment advisory fee for the year ended April 30, 2005.

SBFM also acts as the Fund’s administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets up to $500 million and 0.18% of the Fund’s average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly. SBFM waived $35,527 of its administration fee for the year ended April 30, 2005.

Citicorp Trust Bank, fsb. (“CTB’’), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (”PFPC’’) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial

29 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Notes to Financial Statements (continued)

processing for all shareholder accounts and is paid by CTB. For the year ended April 30, 2005, the Fund paid transfer agent fees of $11,656 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

There is a maximum sales charge of 4.00% for Class A shares. There is a contingent deferred sales charge (“CDSC’’) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur a sales charge.

For the year ended April 30, 2005, CGM received sales charges of approximately $39,000 on sales of the Fund’s Class A shares. In addition, for the year ended April 30, 2005, CDSCs paid to CGM were approximately $12,000 for Class B shares.

All officers and one Trustee of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended April 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$14,228,829

Sales	5,938,044

At April 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,821,873
Gross unrealized depreciation	(114,464)

Net unrealized appreciation	$3,707,409

30 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Notes to Financial Statements (continued)

At April 30, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss

Contracts to Sell:
U.S. Treasury Bonds	150	6/05	$16,774,297	$17,226,562	$(452,265)

4. Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. For the year ended April 30, 2005, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C

Rule 12b-1 Distribution Plan Fees	$44,101	$76,193	$106,838

For the year ended April 30, 2005, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C

Transfer Agency Service Expenses	$7,665	$6,205	$4,015

For the year ended April 30, 2005, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C

Shareholder Communication Expenses	$17,885	$9,870	$8,760

5. Distributions Paid to Shareholders by Class

	Year Ended April 30, 2005	Year Ended April 30, 2004

Net Investment Income
Class A	$ 1,353,838	$ 1,332,160
Class B	475,079	598,268
Class C†	622,643	458,682

Total	$ 2,451,560	$ 2,389,110

† On April 29, 2004, Class L shares were renamed as Class C shares.
31 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Notes to Financial Statements (continued)

6. Shares of Beneficial Interest

At April 30, 2005, the Fund had an unlimited amount of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended April 30, 2005		Year Ended April 30, 2004

	Shares	Amount	Shares	Amount

Class A
Shares sold	528,066	$5,626,715	353,925	$3,820,603
Shares issued on reinvestment	67,267	716,115	73,132	787,878
Shares reacquired	(254,477)	(2,710,333)	(404,533)	(4,370,388)

Net Increase	340,856	$3,632,497	22,524	$238,093

Class B
Shares sold	53,221	$563,882	81,417	$875,212
Shares issued on reinvestment	23,997	253,971	31,973	342,497
Shares reacquired	(275,709)	(2,919,569)	(363,261)	(3,887,510)

Net Decrease	(198,491)	$(2,101,716)	(249,871)	$(2,669,801)

Class C†
Shares sold	681,485	$7,227,948	223,427	$2,402,095
Shares issued on reinvestment	41,689	441,965	27,569	295,763
Shares reacquired	(140,065)	(1,484,937)	(146,661)	(1,574,826)

Net Increase	583,109	$6,184,976	104,335	$1,123,032

† On April 29, 2004, Class L shares were renamed as Class C shares.

7. Income Tax Information and Distributions to Shareholders Subsequent to the fiscal year end, the Fund has made the following distributions:

Declaration Date Record Date Payable Date	Class A	Class B	Class C

4/18/2005
5/24/2005
5/27/2005	$0.0390	$0.0337	$0.0342

32 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Notes to Financial Statements (continued)

The tax character of distributions paid by the Fund during the fiscal years ended April 30, were as follows:

	2005	2004

Distributions paid from:
Tax Exempt Income	$2,444,563	$2,387,065
Ordinary Income	6,997	2,045

Total Distributions Paid	$2,451,560	$2,389,110

As of April 30, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$94,977

Total undistributed earnings	94,977
Capital loss carryforward (a)	(2,121,380)
Other book/tax temporary differences (b)	(41,061)
Unrealized appreciation (c)	3,255,144

Total accumulated earnings — net	$1,187,680

(a)	On April 30, 2005, the Fund had net capital loss carryforwards as follows:

Year of Expiration	Amount

4/30/2008	$(279,432)
4/30/2009	(238,120)
4/30/2011	(344,529)
4/30/2012	(9,159)
4/30/2013	(1,250,140)

$(2,121,380)

These amounts will be available to offset any future taxable capital gains.
(b)
Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.

(c)
The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the difference between book and tax accretion methods for market discounts on fixed income securities.

8. Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of

33 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Notes to Financial Statements (continued)

the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan to be prepared by Citigroup and submitted within 90 days of the entry of the order for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent

34 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Notes to Financial Statements (continued)

monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

9.    Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action

35 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Notes to Financial Statements (continued)

against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

10. Subsequent Event

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment adviser to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment advisory contract between the Fund and the Manager. Therefore, the Trust’s Board of Trustees will be asked to approve a new investment advisory contract between the Fund and the Manager. If approved by the Board, the new investment advisory contract will be presented to the shareholders of the Fund for their approval.

36 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Smith Barney Oregon Municipals Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Oregon Municipals Fund as of April 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Oregon Municipals Fund as of April 30, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York June 24, 2005
37 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Oregon Municipals Fund (“Fund”) are managed under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling Citicorp Trust Bank, fsb. at 1-800-451-2010 or (PFPC at 1-800-451-2010).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:

Dwight B. Crane Harvard Business School Soldiers Field Morgan Hall #375 Boston, MA 02163 Birth Year: 1937	Trustee	Since 1994	Professor – Harvard Business School	51	None

Burt N. Dorsett The Stratford #702 5601 Turtle Bay Drive Naples, FL 34108 Birth Year: 1930	Trustee	Since 1994	President of Dorsett McCabe Capital Management Inc.; Chief Investment Officer of Leeb Capital Management, Inc. (since 1999)	28	None

Elliot S. Jaffe The Dress Barn Inc. Executive Office 30 Dunnigan Drive Suffern, NY 10901 Birth Year: 1926	Trustee	Since 1994	Chairman of The Dress Barn, Inc.	28	The Dress Barn, Inc.

Stephen E. Kaufman Stephen E. Kaufman PC 277 Park Avenue 47th Floor New York, NY 10172 Birth Year: 1932	Trustee	Since 1994	Attorney	52	None

Cornelius C. Rose, Jr. P.O. Box 5388 West Lebanon, NH 03784 Birth Year: 1932	Trustee	Since 1994	Chief Executive Officer of Performance Learning Systems	28	None
38 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Interested Trustee:

R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	220	None

Officers:

Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior
Vice President and
Chief Administrative
Officer of mutual funds
associated with
Citigroup; Head of
International Funds
Administration of
CAM (from 2001 to
2003); Director of
Global Funds
Administration of CAM
(from 2000 to 2001);
Head of U.S. Citibank
Funds Administration
of CAM (from 1998 to
			2000)	N/A	N/A
39 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Kaprel Ozsolak CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Vice President of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 2002 to 2004)	N/A	N/A

Peter M. Coffey CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1944	Vice President and Investment Officer	Since 1989	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti- Money Laundering Compliance Officer	Since 2002	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti- Money Laundering	N/A	N/A
Chief Compliance Officer	Since 2004	Compliance Officer and
Chief Compliance
Officer of certain mutual
funds associated with
Citigroup; Director of
Compliance, Europe,
the Middle East and
Africa, CAM (from
1999 to 2000); Chief
Compliance Officer,
SBFM, CFM, TIA

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

—————————
*	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
40 Smith Barney Oregon Municipals Fund | 2005 Annual Report

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Smith Barney Oregon Municipals Fund from May 2004 through October 2004 and from December 2004 through April 2005 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, 96.58% of the net investment income distribution paid in November 2004 qualifies as tax-exempt interest dividends for federal income tax purposes.

41 Smith Barney Oregon Municipals Fund | 2005 Annual Report

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SMITH BARNEY OREGON MUNICIPALS FUND

TRUSTEES	INVESTMENT
Dwight B. Crane Burt N. Dorsett R. Jay Gerken, CFA	ADVISER Smith Barney Fund Management LLC
Chairman
Elliott S. Jaffe	DISTRIBUTOR
Stephen E. Kaufman	Citigroup Global Markets Inc.
Cornelius C. Rose, Jr.
CUSTODIAN
OFFICERS	State Street Bank and
R. Jay Gerken, CFA	Trust Company
President and Chief
Executive Officer	TRANSFER AGENT
Citicorp Trust Bank, fsb.
Andrew B. Shoup	125 Broad Street, 11th Floor
Senior Vice President and	New York, New York 10004
Chief Administrative Officer

Kaprel Ozsolak	SUB-TRANSFER AGENT
Chief Financial Officer	PFPC Inc.
and Treasurer	P.O. Box 9699
Providence, Rhode Island
Peter M. Coffey	02940-9699
Vice President and
Investment Officer

Andrew Beagley
Chief Anti-Money
Laundering Compliance
Officer and Chief
Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

Smith Barney Oregon Municipals Funds

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for general information of the shareholders of Smith Barney Oregon Municipals Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY OREGON MUNICIPALS FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc. Member NASD, SIPC FD0955 6/05 05-8686

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Dwight B. Crane, Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2004 and April 30, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $13,500 in 2004 and $13,500 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Oregon Municipals Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,000 in 2004 and $4,200 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Oregon Municipals Fund.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Oregon Municipals Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e)(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Oregon Municipals Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 4/30/05 and 4/30/04; Tax Fees were 100% and 100% for the years ended 4/30/05 and 4/30/04; and Other Fees were 100% and 100% for the years ended 4/30/05 and 4/30/04.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Oregon Municipals Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Oregon Municipals Fund during the reporting period were $75,000 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and none for 2004.

(h) Yes. The Smith Barney Oregon Municipals Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Smith Barney Oregon Municipals Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS. Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002
Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Oregon Municipals Fund

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Oregon Municipal Fund

Date:	July 8, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken (R. Jay Gerken) Chief Executive Officer of Smith Barney Oregon Municipal Fund

Date:	July 8, 2005

By:	/s/ Kaprel Ozsolak (Kaprel Ozsolak) Chief Financial Officer of Smith Barney Oregon Municipal Fund

Date:	July 8, 2005